CLAYMORE EXCHANGE-TRADED FUND TRUST 2

Guggenheim Yuan Bond ETF

Supplement to the currently effective Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”) for the above listed Fund:

Guggenheim Funds Investment Advisors, LLC, the investment adviser to Claymore Exchange-Traded Fund Trust 2, is expected to close the Guggenheim Yuan Bond ETF (the “Fund”) (NYSE Acra: RMB)  to new investment through creation activity on June 14, 2013.  The Fund will be liquidated on or about June 21, 2013.  Shareholders of record of the Fund remaining on June 21, 2013 will receive cash at the net asset value of their shares as of such date, which will include any capital gains and dividends as of this date.  The Fund’s Board of Trustees has determined that closing the Fund is in the best interests of the Fund and the Fund’s shareholders.

June 14, 2013 will be the last day of trading in the Fund on the NYSE Arca, Inc. (the “NYSE Arca”).  The NYSE Arca will halt trading in the Fund before the open of trading on June 17, 2013.  From June 14, 2013 through June 21, 2013 the Fund will be in the process of closing down and liquidating its portfolio.  This process will result in the Fund not tracking its underlying index and its cash holdings increasing, which may not be consistent with the Fund’s investment objective and strategies.  If the Fund experiences additional redemptions prior to liquidating its portfolio, the Fund may also be unable to track its underlying index.  In addition, the Fund will suspend its regular May monthly dividend distribution in anticipation of its liquidating distribution on or about June 21, 2013.  The Fund believes that suspending its May distribution will allow the Fund to minimize its expenses in the period leading up to its liquidation, which should maximize the amount available to be distributed to shareholders in the liquidating distribution.

Shareholders may sell their holdings prior to June 17, 2013, incurring a transaction fee from their broker-dealer.  From June 17, 2013 through June 21, 2013, shareholders may be able to sell their shares to certain broker-dealers, but there can be no assurance that there will be a market for the Fund.  All shareholders remaining on June 21, 2013 will receive cash at the net asset value (“NAV”) of their shares as of June 21, 2013, which will include any accrued capital gains and dividends.  While Fund shareholders remaining on June 21, 2013 will not incur transaction fees, the NAV of the Fund will reflect the costs of closing the Fund. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares.  The liquidation of your shares may be treated as a taxable event.  Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Shareholders can call 1-800-345-7999 for additional information.

Claymore Exchange-Traded Fund Trust 2
2455 Corporate West Drive
Lisle, Illinois 60532

Please Retain This Supplement for Future Reference

May 14, 2013	ETFCLO-SUP3